SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report(Date of earliest event reported): May 9, 2005

                          NEW GENERATION HOLDINGS, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-24623                   13-4056896
----------------------------        -------------            -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

               c/o Westerman Ball Ederer Miller & Sharfstein, LLP
                 170 Old Country Rd. 4th Fl., Mineola, NY 11501
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: (516)622-9200


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 3.02  Unregistered Sales of Equity Securities

Pursuant to Subscription Agreements dated as of May 9, 2005, the Registrant sold to Alfons de Maeseneir (an offshore investor) 6,250,000 shares of its Common Stock and warrants to purchase an additional 3,125,000 shares of its Common Stock at an exercise price of $0.35 per share for an aggregate purchase price of $625,000. The sale was made pursuant to the Registrant's Regulation S Offering to offshore investors.

Item 9.01(c)

Exhibit 99(a) Subscription Agreements between the Registrant and Mr. de Maeseneir dated as of May 9, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW GENERATION HOLDINGS, INC.

Dated: May 12, 2005                           By: /s/ Jacques Mot
                                                 -------------------------------
                                                     Jacques Mot
                                                     President